SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): September 20, 2002

American Classic Voyages Co.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9264	31-0303330

(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 600 Chicago, Illinois	60606

(Address of Principal Executive Offices)	(Zip Code)

(312) 466-3171

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     As previously reported, on October 19, 2001, American Classic Voyages Co. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 22, 2001, all of the Company’s subsidiaries other than Oceanic Ship Co., Project America, Inc., Project America Ship I, Inc. and Project America Ship II, Inc. (the “Non-Filing Subsidiaries”) filed a voluntary petition for bankruptcy protection under Chapter 11 in the Bankruptcy Court. On October 22, 2001, the Non-Filing Subsidiaries ceased all operations and the secured creditor, Holland America Line, took possession of the ms Patriot (the primary asset of Oceanic Ship Co.) in connection with the uncontested foreclosure of its maritime lien on the vessel. All subsidiaries of the Company other than the Non-Filing Subsidiaries are hereinafter referred to as the “Filing Subsidiaries.”

     Pursuant to the requirements of the previously disclosed filings under Chapter 11, on September 20, 2002, each of the Company and the Filing Subsidiaries filed a monthly operating report for the month ended August 31, 2002 (an “August 2002 Monthly Operating Report,” and collectively, the “Reports”) with the U.S. Trustee Office.

     The financial data included in the Reports is not audited. The Reports are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Reports are complete or presented on a basis consistent with the Company’s previous periodic filings. The Reports also contain information for periods different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (“the Exchange Act”). This information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in any of the Reports should not be viewed as indicative of future results.

     Copies of the Reports filed by each of the Company and the Filing Subsidiaries on September 20, 2002, are attached as Exhibits 99.1 through Exhibit 99.20 hereto.(1)

Item 7. Exhibits.

Exhibit
Number	Exhibit

99.1	American Classic Voyages Co. August 2002 Monthly Operating Report, filed September 20, 2002

99.2	Great Ocean Cruise Line, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.3	Great AQ Steamboat, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.4	Cape May Light, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.5	Cape Cod Light, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.6	Great River Cruise Line, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.7	Delta Queen Coastal Voyages, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.8	DQSC Property Co. August 2002 Monthly Operating Report, filed September 20, 2002

99.9	Cruise America Travel, Incorporated August 2002 Monthly Operating Report, filed September 20, 2002

99.10	AMCV Cruise Operations, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

(1)	The Reports are included herein in their entirety except for Attachment 3 — Bank and Investment Account Statements (“Attachment 3”), which has been omitted. A summary of the activity presented on the respective Attachments 3 is included on the respective Attachments 2 — Schedule of Receipts and Disbursements for each of the Company and the Filing Subsidiaries.

99.11	CAT II, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

99.12	Great Independence Ship Co. August 2002 Monthly Operating Report, filed September 20, 2002

99.13	The Delta Queen Steamboat Co. August 2002 Monthly Operating Report, filed September 20, 2002

99.14	Great Hawaiian Properties Corporation August 2002 Monthly Operating Report, filed September 20, 2002

99.15	Ocean Development Co. August 2002 Monthly Operating Report, filed September 20, 2002

99.16	AMCV Holdings, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

99.17	DQSB II, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

99.18	Great Hawaiian Cruise Line, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

99.19	American Hawaii Properties Corporation August 2002 Monthly Operating Report, filed September 20, 2002

99.20	Great Pacific NW Cruise Line, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLASSIC VOYAGES CO.

Date: August 26, 2002	By: /s/ JORDAN B. ALLEN

Jordan B. Allen, Executive Vice President and General Counsel

Exhibit Index

Exhibit
Number	Exhibit

99.1	American Classic Voyages Co. August 2002 Monthly Operating Report, filed September 20, 2002

99.2	Great Ocean Cruise Line, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.3	Great AQ Steamboat, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.4	Cape May Light, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.5	Cape Cod Light, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.6	Great River Cruise Line, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.7	Delta Queen Coastal Voyages, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002

99.8	DQSC Property Co. August 2002 Monthly Operating Report, filed September 20, 2002

99.9	Cruise America Travel, Incorporated August 2002 Monthly Operating Report, filed September 20, 2002

99.10	AMCV Cruise Operations, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

99.11	CAT II, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

99.12	Great Independence Ship Co. August 2002 Monthly Operating Report, filed September 20, 2002

Exhibit
Number	Exhibit

99.13	The Delta Queen Steamboat Co. August 2002 Monthly Operating Report, filed September 20, 2002

99.14	Great Hawaiian Properties Corporation August 2002 Monthly Operating Report, filed September 20, 2002

99.15	Ocean Development Co. August 2002 Monthly Operating Report, filed September 20, 2002

99.16	AMCV Holdings, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

99.17	DQSB II, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

99.18	Great Hawaiian Cruise Line, Inc. August 2002 Monthly Operating Report, filed September 20, 2002

99.19	American Hawaii Properties Corporation August 2002 Monthly Operating Report, filed September 20, 2002

99.20	Great Pacific NW Cruise Line, L.L.C. August 2002 Monthly Operating Report, filed September 20, 2002